EXHIBIT 10.4

                              ASSIGNMENT OF LEASE
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     THIS  ASSIGNMENT OF LEASE (this "Assignment") is entered into as of October
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9,  1997  by  and  between  KEMPER  PRESSURE  TREATED  FOREST  PRODUCTS, INC., a
Mississippi corporation ("Assignor") and ELECTRIC MILLS WOOD PRESERVING, LLC, an
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Mississippi  limited  liability  company  ("Assignee").
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                                    RECITALS
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     A.     By  that  certain  Lease  Agreement  effective  July  1,  1988  (the
"Lease"), Kemper County Economic Development Authority, on behalf of itself and Kemper County, Mississippi (collectively the "Lessor"), leased to Assignor that certain real property located in Electric Mills, Kemper County, Mississippi, described in the attached Exhibit "A" (the "Premises" or the "Leased Real
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Property"), together with substantially all of he personal property described in
Exhibit  "B"  ("Leased  Equipment")  used  by Seller in connection with Seller's
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business of operating a certain wood preserving and treating facility located in
Electric  Mills,  Mississippi  (the  "Business").

     B. For valuable consideration, the receipt of which is hereby acknowledged, Assignor desires to assign to Assignee all of Assignor's right, title and interest as Lessee of the Lease, effective as of the date of this Assignment.


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                                   AGREEMENTS
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     1.     Assignment.  Effective  as  of the date of this Assignment, Assignor
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hereby  grants, assigns and transfers to Assignee all of Assignor's right, title and interest as lessee under the Lease, including, but not limited to, its interest in the Leased Real Property and the Leased Equipment.

     2.     Consideration.  This  Assignment  of  Lease  is made pursuant to the
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terms  of  that  certain  Asset  Purchase  Agreement  between the parties, dated
October 9, 1997, under which Assignee has agreed to pay Assignor the sum of $10,000.00 at the Initial Closing thereof and $115,000.00 at the Final Closing thereof, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, for certain Purchased Assets, including the Lease.

     3.     Bill  of  Sale  for  Personal  Property.  For  good  and  valuable
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consideration,  the  receipt  and  sufficiency  of which is hereby acknowledged,
Assignor does hereby sell, assign, transfer, convey and deliver to Assignee the items listed on attached Exhibit "B", and all other personal property of Assignor of every description, whether or not specifically listed on Exhibit "B", that is located on and used in connection with the Assignor's Business, and all guaranties, warranties, rights and claims of right related thereto (the "Equipment").

     4.     Status  of  Lease.  Assignor  hereby  represents  and  warrants  to
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Assignee  as  follows:
          (b) Assignor has not assigned or otherwise transferred any interest in the Lease.
          (c) Assignor is not in default under the Lease, with the exception of Sections 8.2 or 15 of the Lease.
          (d) All rental has been paid under the Lease for the period through the date of this Assignment.

     5.     Full  Authority.  Assignor  represents  and  warrants to Assignee as
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follows:  Assignor is a corporation duly organized, validly existing and in good standing in the State of Mississippi; the execution and full performance of this Assignment and the other documents executed by Assignor in connection with this transaction (the "Other Documents") have been duly authorized by all necessary corporate action on the part of Assignor; Assignor has full capacity, power and authority to enter into and perform this Assignment and to carry out the transactions contemplated hereby, and this Assignment is binding upon and enforceable against Assignor in accordance with its terms, except that the consent to this Assignment of Lease of the Kemper County Economic Development Authority and the Kemper County Board of Supervisors also is required; there is no suit, action, proceeding (legal, administrative or otherwise), claim, investigation or inquiry (by an administrative agency, governmental body or otherwise) pending or, to the best of Assignor's knowledge, threatened, against Assignor or any of its properties, assets or business prospects or which could prevent Assignor from consummating the transactions contemplated by this Assignment, and, to the best of Assignor's knowledge, there is no factual basis upon which any such suit, action, proceeding, claim, investigation or inquiry could be asserted or based which is likely to have a material adverse effect on the Business conducted by Assignor (or that to be conducted by Assignee) on the Premises; there is no outstanding judgment, order, writ, injunction or decree of any court, administrative agency, governmental body or arbitration tribunal against or adversely affecting the business of Assignor or any of the properties or assets of Assignor or the full and timely performance and observance of this Assignment; the execution, delivery and performance of this Assignment and the Other Documents and the consummation of the transactions contemplated thereby will not (i) result in the breach of any of the terms or conditions of, or constitute a default under, the Articles of Incorporation or the Bylaws of Assignor or any law or any material contract, agreement, lease, commitment, indenture, mortgage, pledge, note, bond, license or other instrument or obligation to which Assignor is now a party or by which Assignor or any of Assignor's properties or assets may be bound or affected or (ii) violate any law, rule or regulation of any administrative agency or governmental body; all consents, approvals or authorizations of or declarations, filings or registrations with any third parties or governmental or regulatory authorities required in connection with the execution, delivery or performance of this Assignment and the Other Documents or the consummation of the transactions contemplated thereby have been obtained by Assignor; the Premises and all of the improvements thereon and those other interests and items of property of Assignor's property being conveyed to Assignee by Assignor under this Lease or any of the other related documents are in good and operable condition and repair.

     6.     Assignee's  Acceptance  of  Lease. Assignee accepts this assignment.
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At the Initial Closing, the Buyer shall become responsible for and shall pay the rental payments due under the Lease from and after the Initial Closing of the Asset Purchase Agreement, but only for that period of time that the Buyer occupies and operates the Facility. In the event of reversion of the Lease to the Seller, as set forth in Section 12 of the Asset Purchase Agreement, Buyer shall have no liability for rental payments under the Lease after reversion of the Lease to the Seller. At the Final Closing of the Asset Purchase Agreement, the Buyer shall assume only the obligations and liabilities arising under this Lease, -but only as to those obligations and liabilities which accrue on or after the Final Closing Date (the "Assumed Liability").

     7.     Binding  Effect.  This Assignment shall be binding upon and inure to
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the  benefit  of  the  parties  and  their  successors  in interest and assigns.

     8.     Further  Assurances. Assignor agrees to execute all instruments, and
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documents  and  take  all other action, including without limitation transfer of title on any certificated vehicles, that may be necessary or appropriate to carry out the intent of this Assignment.

     9.     Counterparts.  This  Assignment may be executed simultaneously or in
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counterparts,  each  of  which  shall  be  deemed  an original, but all of which together  shall  constitute  one  and  the  one  Assignment.

     10.     Time of Performance. Time is of the essence of each and every term,
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covenant  and  condition  hereof.

     11.     Construction. This Assignment shall be construed in accordance with
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the  laws  of the State of Mississippi.  The terms of this Assignment shall have been mutually negotiated with each party having the opportunity to seek the advice of legal counsel and shall not be construed against any party. The headings in this Assignment are inserted solely for the purpose of convenience and shall not affect the interpretation of the provisions hereof. Any reference to gender or singular or plural numbers shall be deemed to refer all genders and to both the singular or plural as may be appropriate in the context of this Assignment. If any portion of this Assignment is held to be invalid by any court of competent jurisdiction, such ruling shall not affect the remaining terms hereof unless and to the extent it includes a specific determination that the fundamental purposes of this Assignment are thereby significantly impaired. All sums referred to in this Assignment shall be calculated by and payable in the lawful currency of the United States.

     12. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given only if hand-delivered, sent by certified or registered mail, postage prepaid, or by telecopier as follows:

     If  to  Seller:Kemper  Pressure  Treated  Forest  Products,  Inc.
                    c/o  Farnsworth  Gray
                    1250  24th  Street,  N.W.,  Suite  300
                    Washington,  D.C.  20037
                    Attention:  Brian  L.  Sorrentino,  President
                    Telecopier:  (301)  540-6447

     with  a  copy  to:  Mr.  Shawn  Mitchell
                         12530  Newton  Street
                         Broomfield,  CO  80020
                         Telecopier:  (303)  464-9422

     If  to  Buyer:      Electric  Mills  Wood  Preserving,  LLC
                         Rt.  Box  514  Hwwy  .  45  South
                         Scooba,  MS.  39358
                         Attention:  President

     with  a  copy  to:  Mr.  Stephen  W.  Rosenblatt
                         Butler,  Snow,  O'Mara,  Stevens
                         &  Cannada,  PLLC
                         Post  Office  Box  22567
                         Jackson,  MS  39225-2567
                         Telecopier:  (601)  949-4555

Any notice required or permitted to be given under this Agreement or by law shall be deemed given on the first business day after it is hand-delivered or sent by telecopy or on the third business day after it is mailed by certified or registered mail. Either party may change its address for notice purposes by a notice sent in the above manner, with such change effective for notices given after fifteen (15) days following the effective date thereof (or such later effective date as is therein specified). This paragraph shall supersede all of the provisions regarding notices in the Lease from and after the assignment thereof to the Assignee.

     13.     Jurisdiction  and  Venue.  Assignor  and  the  Assignee  hereby
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irrevocably  submit to the jurisdiction of any state or Federal court sitting in or serving Kemper County, Mississippi, in any action or proceeding arising out of or relating to this Assignment or the Lease, and each of them hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such courts. Each person comprising the Assignor or the Assignee hereby irrevocably waives, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding, Assignor and Assignee irrevocably consent to the service of the summons and complaint and to any other process or notice which may be served in any such action or proceeding (including any nonjudicial foreclosure) at its address stated in this Assignment. Assignor and Assignee agree that a final judgment in any such action or proceeding shall be conclusive and may be, enforced in the State of Mississippi or any other state or foreign jurisdiction by suit on the judgment or in any other manner provided by applicable law.

     14.     Arbitration.  Any  dispute  arising  out  of  or  relating  to this
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Agreement  or its breach shall be settled by arbitration under and in accordance with the rules of the American Arbitration Association. The arbitration shall be held in Jackson, Mississippi. The arbitrator's decision in such arbitration will be final, binding and non-appealable and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. This Agreement to arbitrate shall not prevent either party from applying to the state or federal courts of Mississippi for a temporary restraining order, preliminary injunction, or other equitable relief to preserve the status quo or prevent irreparable harm.

     15.     Entire  Agreement. This Assignment constitutes the entire agreement
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and understanding of the parties hereof regarding the subject matter hereof, and no oral understandings, written agreements or representations exist which are in addition to or contradict or expand upon the terms herein set forth. No amendments, variations, modifications or changes to this Assignment shall be effective unless in writing and signed by all parties hereto subsequent to the date hereof.


     IN WITNESS WHEREOF, the parties hereto have executed this Assignment on the date of first above written.

                              Assignor:
                              KEMPER  PRESSURE  TREATED  FORREST
                              PRODUCTS,  INC.


                              By:___________________________
                                   Brian  L.  Sorrentino
                                   Title:  President